EXHIBIT 23




INDEPENDENT AUDITORS' CONSENT





We consent to the incorporation by reference in Registration Statements Nos. 33-53922, 33-53924, 33-53926, 33-67946, 33-67948, 33-68120, 33-79070, and
33-81668 of Microtest, Inc. on forms S-8 of our report dated February 4, 1998, appearing in this Annual Report on Form 10-K of Microtest, Inc. for the year ended December 31, 1997.









DELOITTE & TOUCHE LLP
Phoenix, Arizona

March 25, 1998
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